UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008 (July 24, 2008)

THE NASDAQ OMX GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York 10006

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A, or Form 8-K/A, dated August 1, 2008, amends the Current Report on Form 8-K filed by The NASDAQ OMX Group, Inc., or NASDAQ OMX, on July 29, 2008, concerning the acquisition of the Philadelphia Stock Exchange, Inc. and Subsidiaries, or PHLX, occurring on July 24, 2008. This Form 8-K/A includes the required historical financial information of PHLX and the required pro forma financial statements of the combined entity, each as required by Item 9.01 of Form 8-K. In addition, the required historical financial information of OMX AB (publ), or OMX, is also included in this Form 8-K/A. The business combination of The Nasdaq Stock Market, Inc. with OMX and the acquisition of a 33 1/3% interest in the Dubai International Financial Exchange, or DIFX, occurred on February 27, 2008 (collectively, the Transactions). As such, the financial information for OMX for the period January 1, 2007 through December 31, 2007 is also included in the unaudited pro forma condensed combined statement of income for the year ended December 31, 2007 in this Form 8-K/A. In addition, the financial information for OMX for the period January 1, 2008 through February 26, 2008 is also included in the unaudited pro forma condensed combined statement of income for the three months ended March 31, 2008 in this Form 8-K/A. Since balance sheet financial information for OMX is included in NASDAQ OMX’s historical balance sheet at March 31, 2008, separate pro forma balance sheet data for OMX is not presented. All required historical financial statements of PHLX and OMX are hereby incorporated by reference in this Form 8-K/A and shall be deemed filed for purposes of the Securities Exchange Act of 1934, as amended. The pro forma financial statements of the combined entity are intended to be furnished pursuant to Item 9.01(b). Such information, including Exhibit 99.5 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Throughout this Form 8-K/A, including the exhibits hereto, unless otherwise specified:

•	“Nasdaq” refers to The Nasdaq Stock Market, Inc., as that entity operated prior to the Transactions.

•	“OMX” refers to OMX AB (publ), as that entity operated prior to the Transactions.

•	“PHLX” refers to the Philadelphia Stock Exchange, Inc. and Subsidiaries, as that entity operated prior to the acquisition.

•	“The NASDAQ OMX Group,” “NASDAQ OMX,” “we,” “us” and “our” refer to The NASDAQ OMX Group, Inc.

•	“SEK” refers to the lawful currency of Sweden.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

PHLX

Attached as Exhibit 99.1 hereto and incorporated herein by reference are the unaudited consolidated balance sheets of PHLX as of March 31, 2008 and 2007, and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows for the three months ended March 31, 2008 and 2007 and the related notes to such unaudited consolidated financial statements.

Attached as Exhibit 99.2 hereto and incorporated herein by reference are the audited consolidated balance sheets of PHLX as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2007 and the related notes to such consolidated financial statements.

OMX

Attached as Exhibit 99.3 hereto and incorporated herein by reference are the audited consolidated balance sheets of OMX as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2007 and the related notes to such consolidated financial statements.

Attached as Exhibit 99.4 hereto and incorporated herein by reference are the audited consolidated balance sheets of OMX as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2006 and the related notes to such consolidated financial statements.

(b)	Pro Forma Financial Information.

Attached as Exhibit 99.5 hereto and incorporated by reference herein are the:

•	Unaudited pro forma condensed combined statement of income of NASDAQ OMX for the year ended December 31, 2007.

•

Unaudited pro forma condensed combined balance sheet of NASDAQ OMX as of March 31, 2008 and the unaudited pro forma condensed combined statement of income of NASDAQ OMX for the three months ended March 31, 2008.

•	Notes to the unaudited pro forma condensed combined financial statements of NASDAQ OMX.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what NASDAQ OMX’s financial position or results of operations actually would have been had the PHLX acquisition and the Transactions been completed at and as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of NASDAQ OMX.

(c)	Not applicable.

(d)	Exhibits

Exhibit 23.1 – Consent of Independent Certified Public Accountants, Philadelphia, Pennsylvania

Exhibit 23.2 – Consent of Independent Auditor, Stockholm, Sweden

Exhibit 23.3 – Consent of Independent Auditor, Stockholm, Sweden

Exhibit 99.1 – Unaudited Consolidated Financial Statements–The Philadelphia Stock Exchange, Inc. and Subsidiaries:

•	Consolidated Balance Sheets at March 31, 2008 and 2007

•	Consolidated Statements of Operations for the three months ended March 31, 2008 and 2007

•	Consolidated Statements of Shareholders’ Equity for the three months ended March 31, 2008 and 2007

•	Consolidated Statements of Cash Flows for the three months ended March 31, 2008 and 2007

•	Notes to Consolidated Financial Statements

Exhibit 99.2 – Consolidated Financial Statements and Report of Independent Certified Public Accountants – The Philadelphia Stock Exchange, Inc. and Subsidiaries:

•	Consolidated Balance Sheets at December 31, 2007 and 2006

•	Consolidated Statements of Operations for the years ended December 31, 2007 and 2006

•	Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2007 and 2006

•	Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006

•	Notes to Consolidated Financial Statements

Exhibit 99.3 – Consolidated Financial Statements and Report of Independent Auditor – OMX AB:

•	Consolidated Income Statements for the years ended December 31, 2007 and 2006

•	Consolidated Balance Sheets at December 31, 2007 and 2006

•	Changes in Consolidated Shareholders’ Equity for the years ended December 31, 2007 and 2006

•	Consolidated Cash Flow Statements for the years ended December 31, 2007 and 2006

•	Notes to Consolidated Financial Statements

Exhibit 99.4 – Consolidated Financial Statements and Report of Independent Auditor – OMX AB:

•	Consolidated Income Statements for the years ended December 31, 2006 and 2005

•	Consolidated Balance Sheets at December 31, 2006 and 2005

•	Changes in Consolidated Shareholders’ Equity for the years ended December 31, 2006 and 2005

•	Consolidated Cash Flow Statements for the years ended December 31, 2006 and 2005

•	Notes to the Consolidated Financial Statements

Exhibit 99.5 – Unaudited Pro Forma Condensed Combined Financial Statements of The NASDAQ OMX Group, Inc.:

•	Unaudited Pro Form Condensed Combined Statement of Income for the year ended December 31, 2007

•	Unaudited Pro Form Condensed Combined Balance Sheet as of March 31, 2008

•	Unaudited Pro Form Condensed Combined Statement of Income for the three months ended March 31, 2008

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Forward Looking Information

The U.S. Securities and Exchange Commission, or SEC, encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. This Form 8-K/A and the exhibits hereto contain these types of statements. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words or terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements.

These forward-looking statements involve certain risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following:

•	our operating results may be lower than expected;

•

our ability to successfully integrate the businesses of Nasdaq, OMX and PHLX, including the fact that such integration may be more difficult, time consuming or costly than expected and our ability to realize synergies from the business combination of Nasdaq and OMX, the acquisition of PHLX, as well as our proposed acquisition of The Boston Stock Exchange;

•	loss of significant trading volume or listed companies;

•	covenants in the indenture governing our indebtedness and the agreements governing our other indebtedness, which may restrict the operation of our business;

•	economic, political and market conditions and fluctuations, including interest rate risk, inherent in U.S. and international operations;

•	government and industry regulation; and

•	adverse changes in the securities markets generally.

In connection with the acquisition of PHLX and the Transactions, factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the following: (i) the inability to realize, fully or at all, expected cost savings and other synergies from the acquisition of PHLX and the Transactions within the expected time frame; (ii) costs or difficulties related to the integration of PHLX and OMX that are greater than expected; (iii) lower revenues following the acquisition of PHLX and the Transactions than expected; (iv) regulation related to the acquisition of PHLX and the business combination of Nasdaq and OMX; and (v) general economic conditions that are less favorable than expected.

Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the uncertainty and risk resulting from such uncertainty in connection with any forward-looking statements that may be made herein. Readers are cautioned not to place undue reliance on these forward-looking statements and to carefully review the risk factors and other information detailed in Nasdaq’s annual report on Form 10-K and periodic reports filed with the SEC. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statement set forth herein, or to report events or the occurrence of unanticipated events. For any forward-looking statements contained herein, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2008	THE NASDAQ OMX GROUP, INC.

	By:	/s/ David P. Warren
	Name:	David P. Warren
	Title:	Executive Vice President and Chief
Financial Officer